IRWIN HOME EQUITY LOAN TRUST 2004-1
Home Equity Loan Backed Notes

Distribution Date:	12/27/2004

	Original	Beginning			Total	Overdue	Overdue	Ending
	Note	Note	Principal	Interest	Distribution	Accrued	Accrued	Note
Class	Principal Balance	Principal Balance	Distribution	Distribution	Amount	Interest Paid	Interest Remaining	Principal Balance
IA-1	$292,054,000.00	$266,275,301.20	$10,304,344.52	$573,231.55	$10,877,576.07	$0.00	$0.00	$255,970,956.68
Variable Funding Note	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
IIA-1	$84,532,000.00	$75,302,896.35	$3,423,809.15	$170,540.14	$3,594,349.29	$0.00	$0.00	$71,879,087.20
IIM-1	$10,690,000.00	$10,690,000.00	$0.00	$26,235.04	$26,235.04	$0.00	$0.00	$10,690,000.00
IIM-2	$7,784,000.00	$7,784,000.00	$0.00	$22,990.91	$22,990.91	$0.00	$0.00	$7,784,000.00
IIB-1	$6,301,000.00	$6,301,000.00	$0.00	$22,951.39	$22,951.39	$0.00	$0.00	$6,301,000.00
TOTAL	$401,361,000.00	$366,353,197.55	$13,728,153.67	$815,949.03	$14,544,102.70	$0.00	$0.00	$352,625,043.88

		AMOUNTS PER $1,000 UNIT
		Beginning				Overdue	Overdue	Ending
		Note	Principal	Interest	Note	Accrued	Accrued	Note
Class	CUSIP	Principal Balance	Distribution	Distribution	Distribution Amount	Interest Paid	Interest Remaining	Principal Balance
IA-1	464126 CG 4	911.73310826	35.28232628	1.96275877	37.24508505	0.00000000	0.00000000	876.45078198
IIA-1	464126 CH 2	890.82118429	40.50311302	2.01746250	42.52057552	0.00000000	0.00000000	850.31807126
IIM-1	464126 CJ 8	1000.00000000	0.00000000	2.45416651	2.45416651	0.00000000	0.00000000	1000.00000000
IIM-2	464126 CK 5	1000.00000000	0.00000000	2.95361125	2.95361125	0.00000000	0.00000000	1000.00000000
IIB-1	464126 CL 3	1000.00000000	0.00000000	3.64249960	3.64249960	0.00000000	0.00000000	1000.00000000

Rates

Class	Note
IA-1	2.50000%
Variable Funding Note	2.50000%
IIA-1	2.63000%
IIM-1	2.85000%
IIM-2	3.43000%
IIB-1	4.23000%

Investor Certificate Rates based on a LIBOR of:	2.18000%

IRWIN HOME EQUITY LOAN TRUST 2004-1
Home Equity Loan Backed Notes

Distribution Date:	12/27/2004

Information pursuant to Section 4.01 of the
Sale and Servicing Agreement Dated July 31, 2004

(i)	Principal Collections:	Group 1	Group 2	Total
	Beginning Balance of Preceding Collection Period	295,751,949.53	104,713,830.70	400,465,780.23
	Beginning Balance of Curent Collection Period	288,471,494.67	102,100,796.25	390,572,290.92
	Principal Collections	10,801,764.73	2,839,534.38	13,641,299.11
	Liquidation Loss Amount	0.00	0.00	0.00
	Net Principal Collection Amount	8,996,526.50	2,839,534.38	11,836,060.88
	Principal Collection Distribution Amount	8,996,526.50	2,839,534.38	11,836,060.88
	Ending Balance of Curent Collection Period	279,474,968.17	99,261,261.87	378,736,230.04

(ii)	Prefunding Account:
	Beginning Balance	0.00	0.00	0.00
	Subsequent Transfer	0.00	0.00	0.00
	Added to available certificate principal	0.00	0.00	0.00
	Amount on Deposit in Prefunding Account	0.00	0.00	0.00

(iii)	Interest Collections:
	Gross Interest Collections	2,117,363.56	912,399.57	3,029,763.13
	Servicing and Other Fees	240,392.91	85,084.00	325,476.91
	Net Interest Collection Amount	1,876,970.65	827,315.57	2,704,286.22

(iv)	Servicing Fee Accrued and Unpaid	0.00	0.00	0.00
	Servicing Fee	240,392.91	85,084.00	325,476.91
	Indenture Trustee Fee	913.49	323.32	1,236.81

(v)	Draws on the Policy in Current Period	0.00
	Draws on the Policy not yet reimbursed	0.00

(vi)	Delinquency Information
		Group 1	Group 1	Group 2	Group 2	Total	Total
		Count	Balance	Count	Balance	Count	Balance
	30-59 days	26	1,511,563.40	13	606,415.08	39	2,117,978.48
	60-89 days	7	246,426.27	1	29,894.75	8	276,321.02
	90-119 days	4	231,450.12	2	68,044.34	6	299,494.46
	120-149 days	1	59,959.28	2	158,086.85	3	218,046.13
	150-179 days	0	0.00	0	0.00	0	0.00
	180-269 days	0	0.00	0	0.00	0	0.00
	Total	38	2,049,399.07	18	862,441.02	56	2,911,840.09
	*Note: The above statistics include Foreclousures, REOs and Bankruptcies

		Group 1	Group 1	Group 2	Group 2	Total	Total
		Count	Balance	Count	Balance	Count	Balance
	Bankruptcy	20	862,525.14	7	451,336.61	27	1,313,861.75
	Foreclosure	1	69,982.30	0	0.00	1	69,982.30
	REO	0	0.00	0	0.00	0	0.00
	Total	21	932,507.44	7	451,336.61	28	1,383,844.05

IRWIN HOME EQUITY LOAN TRUST 2004-1
Home Equity Loan Backed Notes

Distribution Date:	12/27/2004

Information pursuant to Section 4.01 of the
Sale and Servicing Agreement Dated July 31, 2004

(vii)	Amounts Distributed to Certificate Holders	453,525.14

(viii)	Amount of Excess Spread	1,307,818.02	584,274.77	1,892,092.79

(ix)	Amount of Additional Balances	1,805,238.23	0.00	1,805,238.23

(x)	Overcollateralization Amount	23,504,011.49	2,607,174.67	26,111,186.16
	Overcollateralization Target Amount	31,069,614.59	5,810,898.93	36,880,513.53

(xi)	Has the Loss and Delinquency Test been satisfied	YES

(xii)	Current Liquidation Loss Distribution Amount	0.00	0.00	0.00
	Cumulative Liquidation Loss Distribution Amount	0.00	0.00	0.00

(xiii)	Applied Loss Amount for the Collection Period	0.00
	Deferred Amount for the Collection period	0.00

(xiv)	Overcollateralization Increase Amount	1,307,818.02	584,274.77	1,892,092.79
	Overcollateralization Release Amount	0.00	0.00	0.00

(xv)	Liquidation Loss Amount
	Current Period	0.00	0.00	0.00
	Current Period and previous eleven periods	0.00	0.00	0.00
	Cumulative Amount to date	0.00	0.00	0.00

(xv)	Principal Balance of Liquidated Mortgage Loans
	Current Period	0.00	0.00	0.00
	Current Period and previous eleven periods	0.00	0.00	0.00
	Cumulative Amount to date	0.00	0.00	0.00

(xvi)	Net Loan Rate	7.83642%	9.46389%	8.26186%

(xvii)	Has an Ammortization Event Occurred?	NO